UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 14, 2014

BRE SELECT HOTELS CORP

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-186090	35-2464254
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Blackstone Real Estate Partners VII L.P.

345 Park Avenue

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

(212) 583-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountants.

(a) Dismissal of Independent Registered Public Accounting Firm

On April 14, 2014, the Board of Directors (the “Board”) of BRE Select Hotels Corp (the “Company” or “Successor”) approved the dismissal of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, effective immediately. The Company’s Board previously approved the appointment of EY as the Company’s independent registered public accounting firm on May 17, 2013 following the acquisition of Apple REIT Six, Inc. (“Predecessor”) which was completed on May 14, 2013.

The reports of EY on the Company’s consolidated financial statements for the year ended December 31, 2013 (Successor) and for the period from January 1, 2013 through May 13, 2013 (Predecessor) and for the year ended December 31, 2012 (Predecessor) did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for the year ended December 31, 2013 (Successor) and for the period from January 1, 2013 through May 13, 2013 (Predecessor) and for the year ended December 31, 2012 (Predecessor), and in the subsequent interim period through April 14, 2014, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) between the Company and EY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the matter in their report, and (ii) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided EY with a copy of this Form 8-K and requested EY to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated April 16, 2014, is filed as Exhibit 16.1 to this Form 8-K.

(b) Newly Engaged Independent Registered Public Accounting Firm

On April 14, 2014, the Board approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered public accounting firm, effective immediately. During the year ended December 31, 2013 (Successor) and for the period from January 1, 2013 through May 13, 2013 (Predecessor) and for the year ended December 31, 2012 (Predecessor), and in the subsequent interim period through April 14, 2014, neither the Company, nor anyone on behalf of the Company, consulted with Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by Deloitte that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated April 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2014	BRE SELECT HOTELS CORP

	By:	/s/ Brian Kim
		Name:	Brian Kim
		Title:	Chief Financial Officer, Vice President and Managing Director

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated April 16, 2014